AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

         Pursuant to the Amended and Restated Participation Agreement, made and entered into as of the 20th day of December, 2000, by and among MFS(R) Variable Insurance Trustsm, Columbus Life Insurance Company, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Amended and Restated Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2005.

                         COLUMBUS LIFE INSURANCE COMPANY

                            By its authorized officer,


                            By:
                                ------------------------------------------------

                            Title:
                                   ---------------------------------------------


                            MFS VARIABLE INSURANCE TRUST,
                            ON BEHALF OF THE PORTFOLIOS
                            By its authorized officer and not individually,


                            By:
                                ------------------------------------------------
                                 Name:
                                 Title:


                            MASSACHUSETTS FINANCIAL SERVICES COMPANY
                            By its authorized officer,


                            By:
                                ------------------------------------------------
                                 Name:
                                 Title:

                                                               As of May 1, 2005



                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

================================= ================================== ======================== ======================================
         NAME OF SEPARATE                                                  SHARE CLASS
         ACCOUNT AND DATE                   POLICIES FUNDED            (INITIAL OR SERVICE                   PORTFOLIOS
       ESTABLISHED BY BOARD               BY SEPARATE ACCOUNT                 CLASS)                   APPLICABLE TO POLICIES
           OF DIRECTORS
================================= ================================== ======================== ======================================
           COLUMBUS LIFE                 COLUMBUS LIFE VARIABLE              INITIAL                 MFS EMERGING GROWTH SERIES
         INSURANCE COMPANY                   UNIVERSAL LIFE                                        MFS GROWTH WITH INCOME SERIES
        SEPARATE ACCOUNT 1

                                                                             SERVICE                 MFS CAPITAL OPPORTUNITIES

                                                                                                         MFS MID-CAP GROWTH
                                                                                                         MFS NEW DISCOVERY

           COLUMBUS LIFE                   PINNACLE VARIABLE                 SERVICE                 MFS CAPITAL OPPORTUNITIES
         INSURANCE COMPANY                   UNIVERSAL LIFE                                             MFS EMERGING GROWTH
         SEPARATE ACCOUNT 1                   (CL 75 0101)                                               MFS MID-CAP GROWTH
             (9/10/98)                                                                                   MFS NEW DISCOVERY
                                         SURVIVORSHIP VARIABLE
                                             UNIVERSAL LIFE
                                              (CL 79 0203)

                                          PINNACLE II VARIABLE
                                             UNIVERSAL LIFE
                                              (CL 84 0503)
--------------------------------- ---------------------------------- ------------------------ --------------------------------------